Exhibit 99.1

OMNIBUS ALLONGE to PROMISSORY NOTES

This OMNIBUS ALLONGE TO PROMISSORY NOTES, dated as of December 18, 2013 (this “Allonge”), is made and entered into by and between Lightning Gaming, Inc., a Nevada corporation, and The Co-Investment Fund, II, L.P., a Pennsylvania limited partnership, and is attached to and made a part of each of the Notes (as defined below). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Notes.

Background

A.                Maker (or its predecessors) issued those certain promissory notes set forth in Exhibit A hereto to Holder in the principal amount and on the dates set forth therein (the “Notes”).

B.                 Maker and Holder desire to amend the terms of the Notes and to issue a Warrant as consideration for the amendment of the terms as set forth in this Allonge.

Terms and Conditions

NOW, THEREFORE, the parties hereto, intending to be legally bound, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual representations, warranties, agreements and covenants contained herein, hereby agree as follows:

1.                  Extension of the Maturity Date. The maturity date of each of the Notes is hereby amended to June 30, 2015.

2.                  Issuance of Warrant. As consideration for the extension of the maturity date of the Notes, the Company shall issue to the Lender on the Closing Date, a warrant to purchase up to 1,000,000 shares of the Company’s capital stock (“Stock”) at an exercise price of $1.00 per share in substantially the form attached as Exhibit B (the “Warrant”).

3.                  Miscellaneous.

(a)                This Allonge amends each of the Notes as specifically provided herein. All other provisions of the Notes shall remain in full force and effect except as expressly modified hereby. A copy of this Allonge shall be affixed to each of the Notes, whereupon each of the Notes, together with this Allonge, will become and constitute a single instrument.

(b)               Each party to this Allonge acknowledges that such party has been represented by counsel (or has had an opportunity to be represented by counsel) in negotiations for, and the preparation of, this Allonge, that such party have reviewed this Allonge, that such party understands and is fully aware of its contents and of its legal effect, and such party is voluntarily entering into this Allonge upon the legal advice of its counsel. Each party waives all common law or statutory presumptions to the effect that uncertainties in a contract are interpreted against the party causing an uncertainty to exist.

(c)                This Allonge shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law or conflict of law principles of any other jurisdiction.

(d)               This Allonge may be executed in counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same instrument. Facsimile or other electronically transmitted copies of the signature page hereof (including signature pages sent in PDF format) shall be deemed originals and shall be binding for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Omnibus Allonge to Promissory Notes to be executed and delivered as of the date first set forth above.

LIGHTNING GAMING, INC.
a Nevada corporation

By: /s/ Brian D. Haveson
Name: Brian D. Haveson
Title: Chief Executive Officer

THE CO-INVESTMENT FUND, II, L.P.
a Pennsylvania limited partnership

By: Co-Invest Management II, L.P.
Title: General Partner

By: Co-Invest Capital II Partners, Inc.
Title: General Partner

By: /s/ Brian K. Adamsky
Name: Brian K. Adamsky
Title: CFO and Treasurer

EXHIBIT A

Notes

1.	Promissory Note, dated January 30, 2013, in the principal amount of $500,000.

2.	Promissory Note, dated May 6, 2013, in the principal amount of $500,000.

EXHIBIT B

Warrant

[See attached]